UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

DUCOMMUN INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08174	95-0693330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California		90745-6209
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 513-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a) On September 30, 2015, Ducommun Incorporated (the “Company”) and Joseph P. Bellino, the Company’s Vice President, Chief Financial Officer and Treasurer, entered into a retirement letter agreement in the form attached hereto as Exhibit 99.1 (the “Letter Agreement”). Under the Letter Agreement, Mr. Bellino will retire on December 31, 2015 or such earlier date as the Chief Executive Officer or the Board of Directors of the Company may notify him in writing. The Company will continue to pay Mr. Bellino’s base salary in the amount of $402, 346 per year, as well as continue his medical, dental and vision insurance benefits, until December 31, 2016. Mr. Bellino will be considered an “employee” of the Company for purposes of continued vesting of stock-based compensation awards until December 31, 2016. The Letter Agreement amended the key executive severance agreement between the Company and Mr. Bellino so that Mr. Bellino will not be entitled to receive severance benefits thereunder in connection with his retirement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 30, 2015, Joseph P. Bellino, the Company’s Vice President, Chief Financial Officer and Treasurer, retired, effective December 31, 2015 or such earlier date as the Company’s Chief Executive Officer or Board of Directors notifies him in writing.

(c) On September 29, 2015, Douglas L. Groves (age 53) was elected Vice President, Chief Financial Officer and Treasurer of the Company, effective January 1, 2016. Mr. Groves has served since 2013 as Vice President, Controller and Chief Accounting Officer of the Company. Mr. Groves was previously Corporate Vice President and Chief Information Officer of Beckman Coulter, Inc., and prior to that was Vice President of Finance for the North American operations of Beckman Coulter, Inc.

(d) On September 29, 2015, Christopher D. Wampler (age 48) was elected Vice President, Controller and Chief Accounting Officer of the Company, effective January 1, 2016. Mr. Wampler has served since 2013 as Assistant Controller of the Company and Vice President of Finance Operations of the Company’s two principal subsidiaries: Ducommun AeroStructures, Inc., and Ducommun LaBarge Technologies, Inc. Mr. Wampler was previously Controller of JustFab Inc., and a division Controller for Regal Beloit Corporation.

The Company issued a press release on October 5, 2015 in the form attached hereto as Exhibit 99.2 announcing the retirement of Mr. Bellino and the election of Mr. Groves.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Retirement Letter Agreement dated September 30, 2015 between Ducommun Incorporated and Joseph P. Bellino.

99.2	Ducommun Incorporated press release issued on October 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: October 5, 2015	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel